                                                                                  Exhibit 99.1

Investor Presentation

27th Annual J.P. Morgan Healthcare Conference

January 14, 2009

Forward Looking Statements

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company based these forward-looking statements on its current expectations and projections about future events. Actual results could differ materially from those discussed in, or implied by, these forward-looking statements. Forward-looking statements are identified by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. The following factors could cause the Company’s actual results to differ materially from those implied by the forward-looking statements in this earnings release: the Company’s ability to continue to recruit qualified temporary and permanent healthcare professionals at reasonable costs; the Company’s ability to retain qualified temporary healthcare professionals for multiple assignments at reasonable costs; the Company’s ability to attract and retain sales and operational personnel; the Company’s ability to enter into contracts with hospitals, healthcare facility clients, affiliated healthcare networks and physician practice groups on terms attractive to the Company and to secure orders related to those contracts, which ability is affected by many factors, including increasingly the role of vendor management companies; the Company’s ability to demonstrate the value of its services to its healthcare and facility clients, which may be impacted by the role of intermediaries such as vendor management companies; the Company’s ability to maintain and enhance the brand identities it has developed, at reasonable costs; changes in the timing of hospital, healthcare facility and physician practice group clients’ orders for temporary healthcare professionals; the general level of patient occupancy and utilization of services at hospital and healthcare facility clients’ facilities, including the potential impact on such utilization caused by adoption of alternative modes of healthcare delivery, which utilization may influence demand for the Company’s services; the overall level of demand for services offered by temporary and permanent healthcare staffing providers; the ability of hospital, healthcare facility and physician practice group clients to retain and increase the productivity of their permanent staff; the variation in pricing of the healthcare facility contracts under which the Company places temporary healthcare professionals; the Company’s ability to successfully design its strategic growth, acquisition and integration strategies and to implement those strategies, which includes our ability to obtain credit at reasonable terms to complete acquisitions, integrate acquired companies’ accounting, management information, human resource and other administrative systems, and implement or remediate controls, procedures and policies at acquired companies; the Company’s ability to leverage its cost structure; access to and undisrupted performance of the Company’s management information and communication systems, including use of the Internet, and candidate and client databases and payroll and billing software systems; the Company’s ability to keep its web sites operational at a reasonable cost and without service interruptions; the effect of existing or future government legislation and regulation; the Company’s ability to grow and operate its business in compliance with legislation and regulations, including regulations that may affect the Company’s clients and, in turn, affect demand for the Company’s services, such as Medicare reimbursement rates which may negatively affect both orders and client receivables; the challenge to the classification of certain of the Company’s healthcare professionals as independent contractors; the impact of medical malpractice and other claims asserted against the Company; the disruption or adverse impact to the Company’s business as a result of a terrorist attack or breach of security of our data systems; the Company’s ability to carry out its business strategy and maintain sufficient cash flow and capital structure to support its business; the Company’s ability to meet its financial covenants, which if not met, could adversely affect the Company’s liquidity; the loss of key officers and management personnel that could adversely affect the Company’s ability to remain competitive; the effect of recognition by the Company of an impairment to goodwill; and the effect of adjustments by the Company to accruals for self-insured retentions. Other factors that could cause actual results to differ from those implied by the forward-looking statements contained in this earnings release are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and its Current Reports on Form 8-K. These statements reflect the Company’s current beliefs and are based upon information currently available to it. Be advised that developments subsequent to this presentation are likely to cause these statements to become outdated with the passage of time. The company does not intend, however, to update the guidance reaffirmed on October 30, 2008.

The AMN Opportunity

Long-term industry leading results

Diversified in most attractive service lines

Leader in healthcare staffing industry

Differentiated strategy – sales, business model, talent

Locum Tenens

Perm Physician

The Leader in the Most Attractive Segments

Travel Nursing

& Allied

Market Size – 2009 E

$2.1 B

$280 M

AMN Market Position

#1

#1

#1

$6.1 B

Source: Staffing Industry Analysts, internal estimates

Superior Performance Relative to Peers

Source: Company Data, Factset

History of Profitability Through Economic
Downturns

Revenue and Margin

Please refer to slide 25 for reconciliation of Adjusted EBITDA.

AMN’s Successful Evolution of Business Model

1998 - 2005

Multi-Brand Nursing Strategy

1985-1998

One Nursing Brand

Expansion into Physician Staffing

and Allied Segments

2005 - present

Revenues

Adj. EBITDA

Nursing & Allied

Physician Staffing

2007

2004

100%

$0.6B

$1.2B

2007

2004

100%

$43M

$93M

Building a Stronger, More Diversified Company

31%

69%

38%

62%

Please refer to slide 25 for reconciliation of Adjusted EBITDA.

Industry Growth Driven by Long Term Staffing
Shortages

Nurse Shortage

Physician Shortage

Source: Health Resources and Services Administration, Sept.
2004; US Department of Health and Human Services, Spring
2003; Health Affairs, February 2002; Staffing Industry Analysts

Macro drivers contributing to
long term industry growth:

Increasing life expectancy

Aging Baby Boomers

Technology advances

Long-term industry growth
even with stable hospital
admissions

Priorities for Healthcare Executives

According to a recent poll, what did healthcare executives identify as their biggest challenge?

a.

Inadequate reimbursement

b.

Productivity management

c.

Rising insurance costs

d.

Severe staffing shortages

Source: Quarterly Nurse Staffing Survey, March 2007, Nursefinders, Inc.

     Top Five WSJ CEO Council Recommendations

     1. Fight Obesity
  2. Tort Reform
  3. Define Value, Reform Payment
  4. Build Health-Care Work Force
  5. Universal Health Insurance

Market Effects of Current Economic Environment

Client Impact (demand drivers)

Reports of YOY hospital admission declines & lower surgical
volumes in late 2008

High general unemployment reducing nurse & allied attrition rates

Relative strength in primary care & behavioral health physicians

Reductions in permanent recruitment efforts at hospitals

Uncertainty as to admission levels in 2009

Clients reducing # of staffing vendors to most reliable/quality

Expectations that when admissions tick up, hospitals will be caught very short of recruitment resources

Market Effects of Current Economic Environment

Candidate Environment (supply drivers)

Economic environment reduces propensity to travel

Less assignment opportunities reduce attractiveness & rebook rates

Candidates seeking short-term work because of being downsized

Supply gained from smaller competitors with less to offer

Candidates placed remain steady in compensation expectations

Business Segment Current Dynamics

Nurse Staffing

Travel nurse staffing orders down nationwide

Candidate supply down, but sufficient

Pricing and gross margins appear stable

Good promise/results in new business offerings of ASCs, home health and RPO service offering

Allied Staffing

Therapy & imaging orders down nationwide

Lab Tech orders continue to rise

Business Segment Current Dynamics

Locum Tenens

Primary care and behavioral healthcare divisions continue with double digit growth

Improved performance in surgery and anesthesia

Radiology continues to decline due to reimbursement changes

New emerging markets (Dentistry) delivering strong growth

Physician Permanent Placement

Overall demand environment relatively stable

Some large hospital systems reducing internal recruitment
resources

Managing through an economic downturn

Grow market share across all businesses

Market share gains achieved in nursing staffing in 2008

Modest pricing growth & preserve gross margins

Redirect resources to growth/stable business units

Locum Tenens & Physician Permanent Placement

New services launched in 2008

Adjust infrastructure to short-term volume expectations

Potential cost structure adjustments

Employee expenses

Reductions in nurse staffing & corporate infrastructure

Consolidation of departments/functions

Jan 09 expect approximately 5% RIF

Other discretionary operating expenses

Communications, travel, advertising, office expenses

Reduced CAPEX

Reduced IT spending, except for efficiency savings or supporting new product launches

Critical to maintain a level of quality sales & service for existing clients in order to grow market share

Less sensitive to regional variations

Able to more quickly build volume
    during upturns

Geographically Diverse and Prestigious Clients

Texas Children’s

Medical Center

Tulane

University

Hospital

Emory

University

Hospital

HCA Florida Group

Vanderbilt University

Medical Center

Georgetown

University Hospital

Johns Hopkins

University Hospital

New York

University Hospital

Yale New

Haven Hospital

Massachusetts

General

The University of

Chicago Hospitals

University

of Illinois

Nebraska

Health

Systems

University of

Colorado

Hospital

University of Washington

Medical Center

UC San Francisco

Stanford University
Medical Center

UCLA

Medical Center

Sharp Healthcare

Systems

University of

Utah Hospital

University of

Missouri

Hospitals

University of
Texas, Galveston

Scripps Health
Systems

Arizona Hospital &
Healthcare

Association

University of
Michigan
Hospitals

Jackson Memorial

Washington

Hospital Center

Duke,

University of NC

Fletcher Allen

Virginia Mason

Kaiser
Permanente

University of

New Mexico

Note: For illustrative purposes only

AMN Healthcare – Best in Breed By Design

Strong
Corporate
Governance

Seasoned
Management
Team

Dedicated
Employees

Experienced, independent board

Top 20-percentile Corporate
    Governance Quotient (CGQ®)

Executive Team With The
    Best Track Record in the
    Industry

2,000 Employees
    Nationwide

New Business Growth Strategy

staffing additional specialties
within our service lines

Broadening Our Scope

Dentistry

Lab Techs

offering staffing solutions
to new types of clients

Expanding Our Client Base

Dentistry

Ambulatory Centers

Home Health

Retail Pharmacy

New Service Solutions

expanding our client
offerings beyond staffing

Recruitment Process
Outsourcing

More to Come…

Med Techs

Nurse Practitioners

Continued Long-Term Growth Strategy

Meet Revenue and
EBITDA Goals

Leverage Existing
Capabilities

Complement Core
Staffing Business

Develop a Sustainable
Business Model

Improve Shareholder
Value

In existing markets with sizable revenue base, providing attractive margins that will generate meaningful EBITDA contributions by 2012

Leverage AMN’s strongest capabilities, contributing to an advantage in the selected market

Reinforce AMN’s current businesses

Serve to reduce exposure to economic cycles and enable AMN to enhance its long-term sustainable, differentiated business model

Position AMN for higher valuations than those provided to the staffing industry, thereby increasing shareholder value

Adjacent Growth Target Criteria

Cash Flow Use Priorities

1.

Accumulate Cash

2.

Accelerated Debt Payback

3.

Opportunistic Acquisitions

4.

Share Repurchase

Leverage Ratio: 1.7x at September
30, 2008

Free Cash Flow

2006

2007

2005

$40

$45

$70

($ millions, % Yield)

8%

6%

12%

Maintain Diligent Approach to Cash Flow and
Leverage

Please refer to slide 25 for reconciliation of Free Cash Flow and Leverage Ratio.

Note: Quarterly and annual guidance was issued on
October 30, 2008, and is not being updated or reaffirmed.

$0.20 - $.023

$0.22 - $0.25

$1.06 - $1.09

$0.99 - $1.02

Q4 2008

FY 2008

GAAP EPS

Proforma EPS

Guidance

Please refer to slide 24 for reconciliation of proforma EPS.

$295 - $300 million

$1.22 billion

Revenues

Exhibit 1: 2008 Projected Proforma EPS
Reconciliation

* Proforma EPS represents GAAP EPS plus income tax adjustments, certain restructuring and legal expenses, and sales allowances. Management presents proforma EPS because it believes that proforma EPS is a useful supplement to net income as an indicator of operating performance. Management believes such a measure provides a picture of the company’s results that is more comparable among periods since it excludes the impact of items that may recur occasionally, but tend to be irregular as to timing, thereby distorting comparisons between periods. However, investors should note that this non-GAAP measure involves judgment by management (in particular, judgment as to what is classified as a special item to be excluded from proforma EPS) . As defined, proforma EPS is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. While management believes that some of the items excluded from proforma EPS are not indicative of the Company’s operating performance, these items do impact the income statement, and management therefore utilizes proforma EPS as an operating performance measure in conjunction with
GAAP measures such as GAAP EPS.

Exhibit 2: Reconciliation of Non-GAAP Items
 (unaudited)

(1)             Adjusted EBITDA represents net income (loss) plus interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation                   expense, transactions costs, and losses on extinguishment of debt. Management presents adjusted EBITDA because it believes that adjusted EBITDA is a                      useful  supplement to net income as an indicator of operating performance. Management believes that adjusted EBITDA is an industry-wide financial measure that is                   useful both to management and investors when evaluating the Company's performance. Management also uses adjusted EBITDA for planning purposes. Management                   uses adjusted EBITDA to evaluate the Company's performance because it believes that adjusted EBITDA more accurately reflects the Company's results, as it excludes                   certain items, in particular stock-based compensation charges that management believes are not indicative of the Company's operating performance. However,                   adjusted EBITDA is not intended to represent cash flows for the period, nor has it been presented as an alternative to operating or net income as an indicator of                   operating performance, and it should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. As defined,                   adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. While                   management believes that some of the items excluded from adjusted EBITDA are not indicative of the Company's operating performance, these items do impact the                   income statement, and management therefore utilizes adjusted EBITDA as an operating performance measure in conjunction with GAAP measures such as net income.

(2)             Free cash flow is calculated by subtracting capital expenditures from net cash provided by operating activities.

(3)             Leverage ratio represents the ratio of the total debt outstanding at the end of the period to the Adjusted EBITDA for the past twelve months.